UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): Se ptember 9, 2019 (September 5, 2019)

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value per Share	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2019, Motorola Solutions, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with SLP IV Mustang Holdings, L.P. and SLP IV Mustang Holdings II, LP (collectively, the “Selling Securityholders”), and Morgan Stanley & Co. LLC (the “Underwriter”) with respect to a registered underwritten public offering (the “Offering”) of an aggregate of 5,471,271 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, to be sold by the Selling Securityholders. The Offering is expected to close on September 9, 2019. The Company will not sell any shares and will not receive any proceeds in the Offering.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-230136) (the “Registration Statement”) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2019 and a prospectus supplement, dated September 5, 2019 to the prospectus contained in the Registration Statement, filed by the Company with the SEC on September 6, 2019 pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares in the Offering, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference. In connection with the Offering, the Underwriting Agreement is filed herewith in order to be incorporated by reference into the Registration Statement. The legal opinion of Wachtell, Lipton, Rosen & Katz as to the validity of the Shares offered by the Selling Securityholders is attached hereto as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 6, 2019, by and among the Company, the Selling Securityholders and Morgan Stanley & Co. LLC

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 filed herewith)

Exhibit 104	Cover Page Interactive Data File – The Cover Page XBRL tags are embedded within the Inline XBRL document

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA SOLUTIONS, INC.

Date: September 9, 2019	By:	/s/ Kristin L. Kruska
	Name:	Kristin L. Kruska
	Title:	Corporate Vice President and Secretary

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